UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2019

MGM Growth Properties LLC

MGM Growth Properties Operating Partnership LP

(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237

DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 8.01 under the heading “Private Placement of Operating Partnership Units” is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

Underwriting Agreement

On January 31, 2019, MGM Growth Properties LLC (the “Company”) completed an offering of 19,550,000 Class A shares representing limited liability company interests (the “Class A shares”) in a registered public offering (the “Offering”), including 2,550,000 Class A shares sold pursuant to the exercise in full by the underwriters of their over-allotment option, for net proceeds of approximately $548.3 million after deducting underwriting discounts and commissions and estimated offering expenses.

The Offering was made pursuant to an effective registration statement on Form S-3 (File No. 333-218090) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), on May 18, 2017, a base prospectus dated May 18, 2017, a preliminary prospectus supplement dated January 28, 2019 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act, and a prospectus supplement dated January 28, 2019 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act.

The Company plans to use the net proceeds of the Offering in part to repay revolver draws, with the balance for general corporate purposes, including the acquisition of real property associated with Empire City Casino’s race track and casino (the “Empire City Transaction”) from MGM Resorts International (“MGM”) and payment of consideration to MGM for renovations undertaken by MGM regarding the Park MGM and NoMad Las Vegas property (the “Park MGM Lease Transaction”).

The Empire City Transaction closed on January 29, 2019 and the Park MGM Lease Transaction is expected to close in the first quarter of 2019, subject to regulatory approvals and other customary closing conditions.

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) among the Company, MGM Growth Properties Operating Partnership LP (the “Operating Partnership”), and J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”). Pursuant to the terms of the Underwriting Agreement, the Company, its directors, executive officers and certain existing holders of operating partnership units agreed not to sell or transfer any Class A shares held by them for 45 days after January 28, 2019 without first obtaining the written consent of the Underwriters, subject to certain exceptions as described in the Prospectus Supplement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto. The Underwriting Agreement is also incorporated by reference into the Company’s Registration Statement.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the Underwriting Agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Underwriting Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Underwriting Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent developments may not be fully reflected in the Company’s public disclosure.

Private Placement of Operating Partnership Units

In connection with the Offering, pursuant to the Operating Partnership’s Second Amended and Restated Agreement of Limited Partnership, the Operating Partnership issued 19,550,000 units to the Company in a private placement in exchange for $548.3 million (representing the net proceeds from the Offering). The Operating Partnership units are exchangeable into the Company’s Class A shares on a one-to-one basis or cash at the fair value of a Class A share. The determination of settlement method is at the option of the Company’s independent conflicts committee.

The Operating Partnership units issued to the Company have not been registered under the Securities Act, or any state securities law and may not be offered or sold in the United States or to any U.S. persons absent registration under the Securities Act, or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Operating Partnership offered and sold the units to the Company in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder based on the Company’s status as an accredited investor, as defined in the Securities Act. The Operating Partnership is a subsidiary of the Company.

Opinion

The legal opinion of Milbank, Tweed, Hadley & McCloy LLP regarding the validity of the Class A shares sold in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 28, 2019, among MGM Growth Properties LLC, MGM Growth Properties Operating Partnership LP, and J.P. Morgan Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several underwriters named therein

5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP

23.1	Consent of Milbank, Tweed, Hadley & McCloy LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: January 31, 2019	By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Secretary

MGM Growth Properties Operating Partnership LP

Date: January 31, 2019	By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Secretary